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                                                                     EXHIBIT 4.2

                                 AVANTGO, INC.

            FOURTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
            -------------------------------------------------------

     This Fourth Amended and Restated Investors' Rights Agreement (the "Agreement") is made as of the 19th day of May, 2000, by and among AvantGo,
 ---------
Inc., a Delaware corporation (the "Company"), the investors listed on Exhibit A
                                   -------                            ---------
hereto, each of which is herein referred to as an "Investor," and Felix Lin,
                                                   --------
Linus Upson and Rafael Weinstein, each of whom is herein referred to as a "Founder."
 -------

                                   RECITALS
                                   --------

     A. The Company and the Investors entered into that certain Third Amended and Restated Investors' Rights' Agreement dated June March 8, 2000 (the "Prior
                                                                         -----
Agreement"), which agreement may under certain circumstances be amended with the
---------
written consent of the Company and the holders of a majority of the Registrable Securities (as defined in the Prior Agreement) then outstanding.

     B. The Company and the holders of a majority of the Company's outstanding Registrable Securities desire to amend the Prior Agreement as set forth herein.

                                   AGREEMENT
                                   ---------

     The parties hereby agree as follows:

         1.  Registration Rights.  The Company and the Investors covenant and
             -------------------
agree as follows:

             1.1  Definitions.  For purposes of this Section 1:
                  -----------

                  (a) The Term "Approving Stockholders" means one or more of the Company's stockholders that together beneficially own on a collective basis at least 80% of the Registrable Securities.

                  (b) The terms "register," "registered," and "registration"
                                 --------    ----------        ------------
refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act of 1933, as amended (the "Act"), and the declaration or ordering of effectiveness of such
              ---
registration statement or document;

                  (c) The term "Registrable Securities" means (i) (A) the shares
                                ----------------------
of Common Stock issuable or issued upon conversion of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock Imagine Warrant; and (B) the shares of Common Stock issuable or issued upon conversion of the Series D Preferred Stock in the event of the exercise of the Yahoo Warrants and the Imagine Warrant (such shares of Common Stock are collectively referred to hereinafter as the "Stock"), (ii) any other shares of
                                             -----
Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the Stock, (iii) shares of common stock issued to each of Imagine, Goldman Sachs & Co. and its affiliates and the Ford Motor Company in a private placement transaction to occur (if at all) in conjunction with an IPO, and (iv) the shares of Common Stock issued to the Founders (the "Founders' Stock"), provided,
                                             ---------------    --------
however, that for the purposes of Section 1.2, 1.4, 1.13 or 3.7 the Founders'
-------
Stock shall not be deemed Registrable

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as ****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commision.

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Securities and the Founders shall not be deemed Holders and provided, further,
                                                            --------  -------
that the foregoing definition shall exclude in all cases any Registrable Securities sold by a person in a transaction in which his or her rights under this Agreement are not assigned. Notwithstanding the foregoing, Common Stock or other securities shall only be treated as Registrable Securities if and so long as they have not been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (B) sold in a transaction exempt from the registration and prospectus delivery requirements of the Act under Section 4(1) thereof so that all transfer restrictions, and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale, and provided that for the receipt or giving of notice
                               --------
hereunder, the Stock shall be deemed to be Registrable Securities;

                    (d) The number of shares of "Registrable Securities then
                                                 ---------------------------
outstanding" shall be determined by the number of shares of Common Stock
-----------
outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities;

                    (e) The term "Holder" means any person owning or having the
                                  ------
right to acquire Registrable Securities or any assignee thereof in accordance with Section 1.12 hereof;

                    (f) The term "Form S-3" means such form under the Act as in
                                  --------
effect on the date hereof or any successor form under the Act;

                    (g) The term "SEC" means the Securities and Exchange
                                  ---
Commission;

                    (h) The term "Imagine Warrant" means that certain Warrant to
                                  ---------------
purchase shares of Series D Preferred Stock executed by the Company in favor of Imagine Health, Inc. as of even date herewith;

                    (i) The term "Yahoo Warrants" means (A) that certain
                                  --------------
Warrant to purchase 117,558 shares of Series D Preferred Stock; and (B) that certain Warrant to purchase 117,558 shares of that class of the Company's securities as is sold in the most recent equity financing as shall have occurred as of the date that certain conditions as set forth in such warrant are met, each executed by the Company in favor of Yahoo!, Inc. on February 1, 2000; and

                    (j) The term "IPO" means the consummation of a bona fide,
                                  ---
firmly underwritten public offering of shares of Common Stock.

                    (k) The term "Qualified IPO" means the consummation of a
                                  -------------
bona fide, firmly underwritten public offering of shares of Common Stock, the public offering price of which is not less than $8.36 per share (adjusted to reflect subsequent stock dividends, stock splits or recapitalization) and which results in aggregate cash proceeds to the Company of at least $20,000,000.

                    (l) The term "Change of Control" means any transaction or
                                  -----------------
series of transactions (i) in which the Company merges or consolidates with any other entity (other than its wholly-owned subsidiary); (ii) that contemplates the acquisition of materially all of the assets of the Company or 100% of the Registrable Securities by the third party; (iii) the holders of 100% of the Registrable Securities determine to tender or exchange their shares of stock in a transaction proposed by any third party in which such third party would acquire 100% of the Registrable Securities directly from the stockholders of the Company.

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               1.2  Request for Registration.
                    ------------------------

                    (a) If the Company shall receive at any time after the earlier of (i) three (3) years following the date hereof, or (ii) six (6) months after the effective date of the first registration statement for a public offering of securities of the Company (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or an SEC Rule 145 transaction), a written request from the Holders of a majority of the Registrable Securities then outstanding that the Company file a registration statement under the Act covering the registration of at least thirty-three percent (33%) of the Registrable Securities then outstanding, then the Company shall, within ten (10) days of the receipt thereof, give written notice of such request to all Holders and shall, subject to the limitations of subsection 1.2(b), use its best efforts to effect as soon as practicable, and in any event within sixty (60) days of the receipt of such request, the registration under the Act of all Registrable Securities which the Holders request to be registered within twenty (20) days of the mailing of such notice by the Company in accordance with Section 3.5.

                    (b) If the Holders initiating the registration request hereunder ("Initiating Holders") intend to distribute the Registrable Securities
           --------------------
covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 1.2 and the Company shall include such information in the written notice referred to in subsection 1.2(a). The underwriter will be selected by a majority in interest of the Initiating Holders and shall be reasonably acceptable to the Company. In such event, the right of any Holder to include his Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in subsection 1.5(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders. Notwithstanding any other provision of this Section 1.2, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each Holder; provided, however, that the number of shares
                                  --------  -------
of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting.

                    (c) Notwithstanding the foregoing, if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 1.2, a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for a period of not more than one hundred twenty (120) days after receipt of the request of the Initiating Holders; provided, however, that the Company may not
                                   --------  -------
utilize this right more than once in any twelve-month period.

                    (d) In addition, the Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this
Section 1.2:

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                         (i)    After the Company has effected two (2)
registrations pursuant to this Section 1.2 and such registrations have been declared or ordered effective;

                         (ii)   During the period starting with the date sixty
(60) days prior to the Company's good faith estimate of the date of filing of, and ending on a date one hundred thirty-five (135) days after the effective date of, a registration subject to Section 1.3 hereof; provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; or

                         (iii)  If the Initiating Holders propose to dispose of
shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 1.4 below.

               1.3  Company Registration.  If (but without any obligation to do
                    --------------------
so) the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holders) any of its stock under the Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan or a transaction covered by Rule 145 under the Act, a registration in which the only stock being registered is Common Stock issuable upon conversion of debt securities which are also being registered, or any registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty-five (25) days after mailing of such notice by the Company in accordance with Section 3.5, the Company shall, subject to the provisions of Section 1.8, cause to be registered under the Act all of the Registrable Securities that each such Holder has requested to be registered.

               1.4  Form S-3 Registration.  In case the Company shall receive
                    ---------------------
from any Holder or Holders of not less than thirty percent (30%) of the Registrable Securities then outstanding a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

                    (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

                    (b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 1.4: (i) if Form S-3 is not available for such offering by the Holders; (ii) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters' discounts or commissions) of less than $250,000; (iii) if the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right

                                       4
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to defer the filing of the Form S-3 registration statement for a period of not more than one hundred twenty (120) days after receipt of the request of the Holder or Holders under this Section 1.4; provided, however, that the Company shall not utilize this right more than once in any twelve (12) month period;
(iv) if the Company has, within the twelve (12) month period preceding the date of such request, already effected two registrations on Form S-3 for the Holders pursuant to this Section 1.4; or (v) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

                    (c) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. Registrations effected pursuant to this
Section 1.4 shall not be counted as demands for registration or registrations effected pursuant to Sections 1.2 or 1.3, respectively.

                    (d) If, from time to time after a registration statement on Form S-3 has been declared effective, the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Company there exists material non-disclosed information or events that render such registration statement inaccurate, then the Company may suspend further open market offers and sales of Registrable Securities under such registration statement (the "Suspension Right"). In the event the Company exercises the Suspension Right, such suspension shall continue for the period of time reasonably necessary for disclosure to occur at a time that is not materially detrimental to the Company, or until such time as the information or event is no longer material, each as determined in good faith by the Company (which period in either case shall not exceed fifteen (15) business days). The Company shall promptly give each Holder written notice of (i) any such suspension and (ii) the termination of such suspension.

               1.5  Obligations of the Company.  Whenever required under this
                    --------------------------
Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                    (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to one hundred twenty (120) days. The Company shall not be required to file, cause to become effective or maintain the effectiveness of any registration statement that contemplates a distribution of securities on a delayed or continuous basis pursuant to Rule 415 under the Act.

                    (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement for such period of time as the registration statement remains effective.

                    (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

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                    (d) Use its best efforts to register and qualify the
securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                    (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

                    (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                    (g) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed.

                    (h) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

                    (i) Use its best efforts to furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this
Section 1, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 1, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and
(ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

               1.6  Furnish Information.  It shall be a condition precedent to
                    -------------------
the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities. The Company shall have no obligation with respect to any registration requested pursuant to Section 1.2 or Section 1.4 of this Agreement if, as a result of the application of the preceding sentence, the number of shares or the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the number of shares or the anticipated aggregate offering price required to originally trigger the Company's obligation to initiate such registration as specified in subsection 1.2(a) or subsection 1.4(b)(2), whichever is applicable.

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               1.7  Expenses of Registration.
                    -------------------------

                    (a) Demand Registration.  All expenses other than
                        -------------------
underwriting discounts and commissions incurred in connection with registrations, stock transfer taxes, filings or qualifications pursuant to
Section 1.2, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one counsel for the selling Holders shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 1.2 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one demand registration pursuant to Section 1.2; provided further, however, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 1.2.

                    (b)  Company Registration.  The Company shall bear and pay
                         --------------------
all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to Section 1.3 for each Holder (which right may be assigned as provided in Section 1.12), including (without limitation) all registration, filing, and qualification fees, printers' and accounting fees relating or apportionable thereto and the reasonable fees and disbursements of one counsel for the selling Holders selected by them with the approval of the Company, which approval shall not be unreasonably withheld, but excluding underwriting discounts and commissions relating to Registrable Securities.

                    (c)  Registration on Form S-3. All expenses incurred in
                         ------------------------
connection with a registration requested pursuant to Section 1.4, including (without limitation) all registration, filing, qualification, printers' and accounting fees and the reasonable fees and disbursements of one counsel for the selling Holder or Holders and counsel for the Company, but excluding any underwriters' discounts or commissions associated with Registrable Securities, shall be borne by the Company.

               1.8  Underwriting Requirements.  In connection with any offering
                    -------------------------
involving an underwriting of shares of the Company's capital stock, the Company shall not be required under Section 1.3 to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling stockholders according to the total amount of securities entitled to be included therein owned by each selling stockholder or in such other proportions as shall mutually be agreed to by such selling stockholders), but in no event shall (i) the amount of securities (not including Founders' Stock) of the selling Holders included in the offering be reduced unless the securities of all other selling shareholders (including Founders) are excluded entirely and (ii) the amount of securities (not including Founders' Stock) of the selling Holders included in the offering be reduced below thirty percent (30%) of the total amount of securities included

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in such offering, unless such offering is the IPO, in which case the selling stockholders may be excluded if the underwriters make the determination described above. For purposes of the preceding parenthetical concerning apportionment, for any selling stockholder which is a holder of Registrable Securities and which is a partnership or corporation, the partners, retired partners and stockholders of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling stockholder," and
                                                      -------------------
any pro-rata reduction with respect to such "selling stockholder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling stockholder," as defined in this sentence.

               1.9  Delay of Registration.  No Holder shall have any right to
                    ---------------------
obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

               1.10 Indemnification.  In the event any Registrable Securities
                    ---------------
are included in a registration statement under this Section 1:

                    (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), against any losses, claims, damages, or liabilities (joint
      -------------
or several) to which they may become subject under the Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material
 ---------
fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Act, the Exchange Act or any state securities law; and the Company will pay to each such Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

                    (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 1.10(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, that, in no event shall any indemnity under this subsection 1.10(b) exceed the net proceeds from the offering received by such Holder, except in the case of willful fraud by such Holder.

                    (c) Promptly after receipt by an indemnified party under this Section 1.10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the reasonable fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.10, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.10.

                    (d) If the indemnification provided for in this Section 1.10 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations; provided, that, in no event shall any contribution by a Holder under this Subsection 1.10(d) exceed the net proceeds from the offering received by such Holder, except in the case of willful fraud by such Holder. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

                    (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

                    (f) The obligations of the Company and Holders under this
Section 1.10 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

              1.11   Reports Under Securities Exchange Act of 1934.  With a view
                     ---------------------------------------------
to making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

                    (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after ninety (90) days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public so long as the Company remains subject to the periodic reporting requirements under Sections 13 or 15(d) of the Exchange Act;

                    (b) take such action, including the voluntary registration of its Common Stock under Section 12 of the Exchange Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

                    (c) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the Exchange Act; and

                    (d) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

              1.12  Assignment of Registration Rights.  The rights to cause the
                    ---------------------------------
Company to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by a Holder: (i) to a transferee or assignee who holds or would hold, after giving effect to the transfer, at least one hundred fifty thousand (150,000) shares of such securities; (ii) prior to the Company's Qualified IPO, and with the Company's prior written consent, which consent shall not be unreasonably withheld, to a transferee or assignee of such securities that is a current or former constituent partner, Affiliate (as defined under Rule 405 pursuant to the Act) or member of a Holder and who holds or would hold, after giving effect to the transfer, the lesser of (A) at least fifty thousand (50,000) shares of such securities; or (B) all of such securities then held by such transferee; and
(iii) after the Company's Qualified IPO, to a transferee or assignee of such securities that is a current or former constituent partner, Affiliate (as defined under Rule 405 pursuant to the Act) or member of a Holder, provided the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and provided, further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act. For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, the holdings of transferees and assignees of a partnership who are partners or retired partners of such partnership (including spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Registrable Securities by gift, will or intestate succession) shall be aggregated together and with the partnership; provided that all assignees and transferees who would not qualify individually for assignment of registration rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under Section 1.

               1.13  Limitations on Subsequent Registration Rights.  From and
                     ---------------------------------------------
after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of at least a majority of the outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder (a) to include such securities in any registration filed under Section 1.2 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of his securities will not reduce the amount of the Registrable Securities of the Holders which is included (subject to the cutbacks applicable to Holders as set forth in Section 1.8) or (b) to make a demand registration which could result in such registration statement being declared effective prior to the earlier of either of the dates set forth in subsection 1.2(a) or within one hundred twenty (120) days of the effective date of any registration effected pursuant to Section 1.2.

               1.14  "Market Stand-Off" Agreement.  Each Holder hereby agrees
                     ----------------------------
that, during the period of duration (up to, but not exceeding, one hundred eighty (180) days) specified by the Company and an underwriter of Common Stock or other securities of the Company, following the effective date of the initial registration statement of the Company filed under the Act, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees, Affiliates (as defined in Rule 405 pursuant to the Act), partners, former partners or shareholders of a Holder who agree to be similarly bound) any Registrable Securities of the Company held by it at any time during such period except Common Stock included in such registration; provided, however, that:

                     (a) such agreement shall be applicable only to the first such registration statement of the Company which covers Common Stock (or other securities) to be sold on its behalf to the public in an underwritten offering; and

                     (b) all officers and directors of the Company, all one-percent security holders, and all other persons with registration rights (whether or not pursuant to this Agreement) enter into similar agreements.

               In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period, and each Holder agrees that, if so requested, such Holder will execute an agreement in the form provided by the underwriter containing terms which are essentially consistent with the provisions of this Section 1.14.

               Notwithstanding the foregoing, the obligations described in this
Section 1.14 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms which may be promulgated in the future, or a registration relating solely to an SEC Rule 145 transaction on Form S-4 or similar forms which may be promulgated in the future.

               1.15  Termination of Registration Rights.  No Holder shall be
                     ----------------------------------
entitled to exercise any right provided for in this Section 1 after the earlier of (i) five (5) years following the consummation of the sale of securities pursuant to a registration statement filed by the Company under the Act in connection with the initial firm commitment underwritten offering of its securities to the general public, or
(ii) such time as Rule 144 or another similar exemption under the Act is available for the sale of all of such Holder's shares during a three (3)-month period without registration.

          2.   Covenants of the Company.
               ------------------------

               2.1  Delivery of Financial Statements.  The Company shall deliver
                    --------------------------------
to each Investor holding, and to transferees of, at least two hundred thousand (200,000) shares of Registrable Securities or at least 100,000 shares of the Company's Series D Preferred Stock or Common Stock issued upon conversion of these holdings:

                    (a) as soon as practicable, but in any event within ninety
(90) days after the end of each fiscal year of the Company, an income statement for such fiscal year, a balance sheet of the Company and statement of stockholder's equity as of the end of such year, and a statement of cash flows for such year, such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles ("GAAP"),
                                                                       ----
and audited and certified by a "Big Five" independent public accounting firm of nationally recognized standing selected by the Company;

                    (b) as soon as practicable, but in any event within thirty
(30) days after the end of each of the first three (3) quarters of each fiscal year of the Company, an unaudited profit or loss statement, a statement of cash flows for such fiscal quarter and an unaudited balance sheet as of the end of such fiscal quarter;

                    (c) a copy of each report delivered to the holders of Common Stock;

                    (d) within thirty (30) days of the end of each month, an unaudited income statement and a consolidated statement of cash flows and balance sheet for and as of the end of such month, in reasonable detail;

                    (e) as soon as practicable, but in any event thirty (30) days prior to the end of each fiscal year, a budget and business plan for the next fiscal year, prepared on a monthly basis, including balance sheets, income statements and statements of cash flows for such months and, as soon as prepared, any other budgets or revised budgets prepared by the Company;

                    (f) with respect to the financial statements called for in subsections (b) and (c) of this Section 2.1, an instrument executed by the Chief Financial Officer or President of the Company and certifying that such financials were prepared in accordance with GAAP consistently applied with prior practice for earlier periods (with the exception of footnotes that may be required by GAAP) and fairly present the financial condition of the Company and its results of operation for the period specified, subject to year-end audit adjustment, provided that the foregoing shall not restrict the right of the Company to change its accounting principles consistent with GAAP, if the Board of Directors determines that it is in the best interest of the Company to do so; and

                    (g) such other information relating to the financial condition, business, prospects or corporate affairs of the Company as the Investor or any assignee of the Investor may from time to time reasonably request, provided, however, that the Company shall not be obligated under this subsection (f) or any other subsection of Section 2.1 to provide information which it deems in good faith to be a trade secret or similar confidential information.

               2.2  Inspection.  The Company shall permit each Investor who
                    ----------
holds not less than four hundred thousand (400,000) shares of Registrable Securities (or 100,000 shares of Series D Preferred Stock or the Common Stock equivalent), at such Investor's expense, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the Investor; provided, however, that the Company shall not be obligated pursuant to this Section 2.2 to provide access to any information which it reasonably considers to be a trade secret or similar confidential information.

               2.3  Termination of Information and Inspection Covenants.  The
                    ---------------------------------------------------
covenants set forth in Section 2.1 and Section 2.2 shall terminate as to Investors and be of no further force or effect when the sale of securities pursuant to a registration statement filed by the Company under the Act in connection with the firm commitment underwritten offering of its securities to the general public is consummated or when the Company first becomes subject to the periodic reporting requirements of Sections 13 or 15(d) of the Exchange Act, whichever event shall first occur.

               2.4  Right of First Offer.  Subject to the terms and conditions
                    --------------------
specified in this Section 2.4, the Company hereby grants to each Investor who holds at least two hundred thousand (200,000) shares of Registrable Securities or at least one hundred thousand (100,000) shares of Series D Preferred Stock a right of first offer with respect to future sales by the Company of its Shares (as hereinafter defined). For purposes of this Section 2.4, "Investor" includes any general partners and affiliates of an Investor. An Investor shall be entitled to apportion the right of first offer hereby granted it among itself and its partners, former partners and affiliates in such proportions as it deems appropriate. Each time the Company proposes to offer any shares of, or securities convertible into or exercisable for any shares of, any class of its capital stock ("Shares"), the Company shall first make an offering of such
                ------
Shares to each Investor in accordance with the following provisions:

                    (a) The Company shall deliver a notice by certified mail ("Notice") to the Investors stating (i) its bona fide intention to offer such
  ------
Shares, (ii) the number of such Shares to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such Shares.

                    (b) Within fifteen (15) calendar days after delivery of the Notice, the Investor may elect to purchase or obtain, at the price and on the terms specified in the Notice, up to that portion of such Shares which equals the proportion that the number of shares of Common Stock issued and held, or issuable upon conversion and exercise of all convertible or exercisable securities then held, by such Investor bears to the total number of shares of Common Stock then outstanding (assuming full conversion and exercise of all convertible or exercisable securities). The Company shall promptly, in writing, inform each Investor that purchases all the shares available to it (each, a "Fully-Exercising Investor") of any other Investor's failure to do likewise.
--------------------------
During the ten (10)-day period commencing after receipt of such information, each Fully-Exercising Investor shall be entitled to obtain that portion of the Shares for which Investors were entitled to subscribe but which were not subscribed for by the Investors that is equal to the proportion that the number of shares of Common Stock issued and held, or issuable upon conversion and exercise of all convertible or exercisable securities then held, by such Fully-Exercising Investor bears to the total number of shares of Common Stock then outstanding (assuming full conversion and exercise of all convertible or exercisable securities).

                    (c) The Company may, during the forty-five (45)-day period following the expiration of the period provided in subsection 2.4(b) hereof, offer the remaining unsubscribed portion of the Shares to any person or persons at a price not less than, and upon terms no more favorable to the offeree than those specified in the Notice. If the Company does not enter into an agreement for the sale of the Shares within such period, or if such agreement is not consummated within sixty (60) days of the execution thereof, the right provided hereunder shall be deemed to be revived and such Shares shall not be offered unless first reoffered to the Investors in accordance herewith.

                    (d) The right of first offer in this paragraph 2.4 shall not be applicable (i) to the issuance or sale of up to 9,213,600 shares (or such greater number of shares as shall be unanimously approved by the Board of Directors) of Common Stock (or options therefor) to employees, consultants and directors, pursuant to plans or agreements approved by the Board of Directors for the primary purpose of soliciting or retaining their services, or (ii) to or after an IPO, or (iii) to the issuance of securities pursuant to the conversion or exercise of convertible or exercisable securities, or (iv) to the issuance of securities in connection with a bona fide business acquisition of or by the Company, whether by merger, consolidation, sale of assets, sale or exchange of stock or otherwise, or (v) to the issuance of securities to financial institutions or lessors in connection with commercial credit arrangements, equipment financings, or similar transactions other than for primarily equity financing purposes, or (vi) to the issuance or sale of the Series D Preferred Stock pursuant to the Purchase Agreement, or (vii) to the issuance of securities that, with unanimous approval of the Board of Directors of the Company, are not offered to any existing stockholder of the Company; or (viii) to the issuance of Common Stock to each of Imagine Health, Inc., Ford Motor Company and Goldman Sachs & Co. and its affiliates in a private sale of securities to occur (if at all) concurrent with the Company's IPO.

               2.5  Vesting.  Unless otherwise approved by the Company's Board
                    -------
of Directors, Founders' Stock and options and Common Stock granted to employees by the Company after the date of this Agreement will not vest any more favorably than as follows: 25% of the shares comprising each grant may vest on the one-year anniversary of the vesting commencement date for such grant, and thereafter 1/36th of the shares comprising each grant may vest on the monthly anniversary of the vesting commencement date for such grant.

               2.6  Proprietary Agreements.  The Company shall require each
                    ----------------------
officer, employee and consultant of the Company execute the Company's standard form of non-disclosure and proprietary information agreements prior to disclosing any proprietary information to any such officer, employee and consultant. The Company will use reasonable efforts to prevent any employee from violating the confidentiality and proprietary information agreement entered into between the Company and each of its officers, employees and consultants.

               2.7  Auditors.  The Company will retain independent public
                    --------
accountants of recognized national standing (i.e., a firm acknowledged to be among the Big Five or their successors) who shall audit the Company's financial statements at the end of each fiscal year.

               2.8  Drag-Along.
                    ----------

                    (a) If at any time prior to the earlier to occur of (i) 10 years after the date of this Agreement; and (ii) an IPO, the Approving Stockholders determine to approve any Change of Control which would result in each holder of Series D Preferred Stock receiving proceeds equal to or greater than $12.54 for each share of Series D Preferred Stock held thereby, then in such event the holders of Registrable Securities who are not Approving Stockholders shall agree to approve such transaction and tender or exchange all Registrable Securities then held thereby to such third party offeror on the same terms and conditions, including the per share price and date of sale, as are received by the Approving Shareholders and stated in the notice of such transaction.

                    (b) If, upon the approval of the holders of a majority of the Series D Preferred Stock, at any time prior to the earlier to occur of (i) 10 years after the date of this Agreement;

and (ii) an IPO, the Approving Stockholders determine to approve any Change of Control which would result in each holder of Series D Preferred Stock receiving proceeds of less than $12.54 for each share of Series D Preferred Stock held thereby, then the holders of Registrable Securities who are not Approving Stockholders shall agree to approve such transaction and tender or exchange all Registrable Securities then held thereby to such third party offeror on the same terms and conditions, including the per share price and date of sale, as are received by the Approving Shareholders and stated in the notice of such transaction.

               2.9  Market Standoff Agreement.  The Company will require all
                    -------------------------
future officers and directors of the Company, all one-percent security holders, and all other persons with registration rights (whether or not pursuant to this Agreement), who purchase or otherwise acquire such securities prior to the Company's initial public offering, to execute such a Market Standoff Agreement, in substantially the same form as provided in Section 1.14 hereof.

          3.   Miscellaneous.
               -------------

               3.1  Successors and Assigns.  Except as otherwise provided
                    ----------------------
herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any of the Preferred Stock or any Common Stock issued upon conversion thereof). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

               3.2  Governing Law.  This Agreement and all acts and transactions
                    -------------
pursuant hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of laws.

               3.3  Counterparts.  This Agreement may be executed in two or more
                    ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

               3.4  Titles and Subtitles.  The titles and subtitles used in this
                    --------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

               3.5  Notices.  Unless otherwise provided, any notice required or
                    -------
permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by telegram or fax, or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party's address as set forth below or on Exhibit A hereto or as subsequently modified by written notice.
---------

               3.6  Expenses.  If any action at law or in equity is necessary to
                    --------
enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

               3.7  Amendments and Waivers.  Any term of this Agreement may be
                    ----------------------
amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Registrable Securities then outstanding, not including the

Founders' Stock; provided that (i) if such amendment has the effect of affecting the Founders' Stock (A) in a manner different than securities issued to the Investors and (B) in a manner adverse to the interests of the holders of the Founders' Stock, then such amendment shall require the consent of the holder or holders of a majority of the Founders' Stock; (ii) if such amendment adversely affects the Registrable Securities held by a non-consenting Holder in a manner different than securities issued to the consenting Investors, then such amendment shall require the consent of such adversely-affected Holder; and (iii) if an amendment to Section 2.8 hereof would have an adverse effect on the holders of the Series D Preferred Stock, then such amendment shall require the consent of a majority of the holders of the Series D Preferred Stock. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities, and the Company.

               3.8   Severability.  If one or more provisions of this Agreement
                     ------------
are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then
(x) such provision shall be excluded from this Agreement, (y) the balance of the Agreement shall be interpreted as if such provision were so excluded and (z) the balance of the Agreement shall be enforceable in accordance with its terms.

               3.9   Aggregation of Stock.  All shares of the Preferred Stock
                     --------------------
held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

               3.10  Adjustments to Minimum Holding Requirements.  Requirements
                     -------------------------------------------
regarding a minimum or maximum amount of Registrable Securities held shall be appropriately adjusted for stock splits, stock reclassifications and the like.

     The parties have executed this Fourth Amended and Restated Investors' Rights Agreement as of the date first above written.

                          COMPANY:

                          AVANTGO, INC.


                          By:   /s/ Richard Owen
                             _____________________________________
                                    Richard Owen,
                                    Chief Executive Officer
                          Address:  1700 South Amphlett Boulevard
                                    Suite 300
                                    San Mateo, CA  94402


                          INVESTORS:

                          Broadview SLP
                          ---------------------------------------------
                          (Name)

                          By:  /s/ Peter Mooney
                               ----------------------------------------

                          Name:  Peter Mooney
                                 --------------------------------------

                          Title:  CFO of its GP, Broadview Scottish LLC
                                  -------------------------------------

                          Address:
                                   ------------------------------------

                                   ------------------------------------

                          Fax:
                               ----------------------------------------



   SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

     The parties have executed this Fourth Amended and Restated Investors' Rights Agreement as of the date first above written.

                                    COMPANY:

                                    AVANTGO, INC.


                                    By: ____________________________________
                                              Richard Owen,
                                              Chief Executive Officer
                                    Address:  1700 South Amphlett Boulevard
                                              Suite 300
                                              San Mateo, CA  94402


                                    INVESTORS:

                                    C. Woodrow Rea Jr.
                                    ----------------------------------------
                                    (Name)

                                    By:  /s/ C. Woodrow Rea
                                         -----------------------------------

                                    Name:  C. Woodrow Rea
                                           ---------------------------------

                                    Title: _________________________________

                                    Address:  [******]
                                              ------------------------------

                                    [******]
                                    ----------------------------------------
                                    Fax:  [******]
                                          ----------------------------------

   SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

****** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

     The parties have executed this Fourth Amended and Restated Investors' Rights Agreement as of the date first above written.

                                    COMPANY:

                                    AVANTGO, INC.


                                    By: ____________________________________
                                              Richard Owen,
                                              Chief Executive Officer
                                    Address:  1700 South Amphlett Boulevard
                                              Suite 300
                                              San Mateo, CA  94402


                                    INVESTORS:

                                    Imagine Health, Inc.
                                    ----------------------------------------
                                    (Name)

                                    By:  /s/ William J. Dawson
                                         -----------------------------------

                                    Name:  William J. Dawson
                                           ---------------------------------

                                    Title:  Vice President
                                            --------------------------------

                                    Address:  One Post Street
                                              ------------------------------

                                    San Francisco, CA  94104
                                    ----------------------------------------

                                    Fax:
                                        ------------------------------------


   SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

     The parties have executed this Fourth Amended and Restated Investors' Rights Agreement as of the date first above written.

                                    COMPANY:

                                    AVANTGO, INC.


                                    By: ____________________________________
                                              Richard Owen,
                                              Chief Executive Officer
                                    Address:  1700 South Amphlett Boulevard
                                              Suite 300
                                              San Mateo, CA  94402


                                    INVESTORS:

                                    Microsoft Corporation
                                    ----------------------------------------
                                    (Name)

                                    By:  /s/ Robert A. Eshelman
                                         -----------------------------------

                                    Name:  Robert A. Eshelman
                                           ---------------------------------

                                    Title:  Assistant Secretary
                                            --------------------------------

                                    Address:  One Microsoft Way
                                              ------------------------------

                                    Redmond, WA  98052
                                    ----------------------------------------

                                    Fax:  [******]
                                          ----------------------------------

   SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

****** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

     The parties have executed this Fourth Amended and Restated Investors' Rights Agreement as of the date first above written.

                                    COMPANY:

                                    AVANTGO, INC.


                                    By: ____________________________________
                                              Richard Owen,
                                              Chief Executive Officer
                                    Address:  1700 South Amphlett Boulevard
                                              Suite 300
                                              San Mateo, CA  94402


                                    INVESTORS:

                                    3Com Ventures, Inc.
                                    ----------------------------------------
                                    (Name)

                                    By:  /s/ Janice M. Roberts
                                         -----------------------------------

                                    Name:  Janice M. Roberts
                                           ---------------------------------

                                    Title:  President
                                            --------------------------------

                                    Address:  5400 Bayfront Plaza
                                              ------------------------------

                                    Santa Clara, CA  95052
                                    ----------------------------------------

                                    Fax:  [******]
                                          ----------------------------------


   SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

****** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

     The parties have executed this Fourth Amended and Restated Investors' Rights Agreement as of the date first above written.

                                    COMPANY:

                                    AVANTGO, INC.


                                    By: _____________________________________
                                              Richard Owen,
                                              Chief Executive Officer
                                    Address:  1700 South Amphlett Boulevard
                                              Suite 300
                                              San Mateo, CA  94402


                                    INVESTORS:

                                    The Entrepreneurs' Fund, L.P.
                                    -----------------------------------------
                                    (Name)

                                    By:  /s/ Jeffrey T. Webber
                                         ------------------------------------

                                    Name:  Jeffrey T. Webber
                                           ----------------------------------

                                    Title:  Managing Director
                                            ---------------------------------

                                    Address:  1717 Embarcadero Rd., Ste. 2000
                                              -------------------------------

                                    Palo Alto, CA  94303-3303
                                    -----------------------------------------

                                    Fax:  [******]
                                          -----------------------------------

   SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

****** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

     The parties have executed this Fourth Amended and Restated Investors' Rights Agreement as of the date first above written.

                                    COMPANY:

                                    AVANTGO, INC.


                                    By: ____________________________________
                                              Richard Owen,
                                              Chief Executive Officer
                                    Address:  1700 South Amphlett Boulevard
                                              Suite 300
                                              San Mateo, CA  94402


                                    INVESTORS:

                                    The Entrepreneurs' Fund II, L.P.
                                    ------------------------------------------
                                    (Name)

                                    By:  /s/ Jeffrey T. Webber
                                         -------------------------------------

                                    Name:  Jeffrey T. Webber
                                           -----------------------------------

                                    Title:  Managing Director
                                            ----------------------------------

                                    Address:  1717 Embarcadero Rd., Ste. 2000
                                              --------------------------------

                                    Palo Alto, CA  94303-3303
                                    ------------------------------------------

                                    Fax:  [******]
                                          ------------------------------------


   SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

****** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

     The parties have executed this Fourth Amended and Restated Investors' Rights Agreement as of the date first above written.

                                    COMPANY:

                                    AVANTGO, INC.


                                    By: ______________________________________
                                              Richard Owen,
                                              Chief Executive Officer
                                    Address:  1700 South Amphlett Boulevard
                                              Suite 300
                                              San Mateo, CA  94402


                                    INVESTORS:

                                    The Entrepreneurs' Growth Fund, L.P.
                                    ------------------------------------------
                                    (Name)

                                    By:  /s/ Jeffrey T. Webber
                                         -------------------------------------

                                    Name:  Jeffrey T. Webber
                                           -----------------------------------

                                    Title:  Managing Director
                                            ----------------------------------

                                    Address:  1717 Embarcadero Rd., Ste. 2000
                                              --------------------------------

                                    Palo Alto, CA  94303-3303
                                    ------------------------------------------

                                    Fax:  [******]
                                          ------------------------------------

   SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

****** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

     The parties have executed this Fourth Amended and Restated Investors' Rights Agreement as of the date first above written.

                                    COMPANY:

                                    AVANTGO, INC.


                                    By: ______________________________________
                                              Richard Owen,
                                              Chief Executive Officer
                                    Address:  1700 South Amphlett Boulevard
                                              Suite 300
                                              San Mateo, CA  94402


                                    INVESTORS:

                                    RBW Investments, LLC
                                    ------------------------------------------
                                    (Name)

                                    By:  /s/ Jeffrey T. Webber
                                         -------------------------------------

                                    Name:  Jeffrey T. Webber
                                           -----------------------------------

                                    Title:  Managing Director
                                            ----------------------------------

                                    Address:  1717 Embarcadero Rd., Ste. 2000
                                              --------------------------------

                                    Palo Alto, CA  94303-3303
                                    ------------------------------------------

                                    Fax:  [******]
                                          ------------------------------------

   SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

****** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

     The parties have executed this Fourth Amended and Restated Investors' Rights Agreement as of the date first above written.

                                    COMPANY:

                                    AVANTGO, INC.


                                    By: ______________________________________
                                              Richard Owen,
                                              Chief Executive Officer
                                    Address:  1700 South Amphlett Boulevard
                                              Suite 300
                                              San Mateo, CA  94402


                                    INVESTORS:

                                    Jeffrey T. Webber
                                    ------------------------------------------
                                    (Name)

                                    By:  /s/ Jeffrey T. Webber
                                         -------------------------------------

                                    Name:  Jeffrey T. Webber
                                           -----------------------------------

                                    Title:
                                           -----------------------------------

                                    Address:  1717 Embarcadero Rd., Ste. 2000
                                              --------------------------------

                                    Palo Alto, CA  94303-3303
                                    ------------------------------------------

                                    Fax:  [******]
                                          ------------------------------------

   SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

****** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

     The parties have executed this Fourth Amended and Restated Investors' Rights Agreement as of the date first above written.

                                    COMPANY:

                                    AVANTGO, INC.


                                    By: ______________________________________
                                              Richard Owen,
                                              Chief Executive Officer
                                    Address:  1700 South Amphlett Boulevard
                                              Suite 300
                                              San Mateo, CA  94402


                                    INVESTORS:

                                    Pinnacle Ventures
                                    ------------------------------------------
                                    (Name)

                                    By:  /s/ Christopher J. Schappe
                                         -------------------------------------

                                    Name:  Christopher J. Schappe
                                           -----------------------------------

                                    Title:
                                           -----------------------------------

                                    Address:
                                            ----------------------------------

                                    Fax:
                                        --------------------------------------

   SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

     The parties have executed this Fourth Amended and Restated Investors' Rights Agreement as of the date first above written.

                                    COMPANY:

                                    AVANTGO, INC.


                                    By: ______________________________________
                                              Richard Owen,
                                              Chief Executive Officer
                                    Address:  1700 South Amphlett Boulevard
                                              Suite 300
                                              San Mateo, CA  94402


                                    INVESTORS:

                                    Angel (Q) Investors II, L.P.
                                    ------------------------------------------
                                    (Name)

                                    By:  /s/ J. Casey McGlynn
                                         -------------------------------------

                                    Name:  J. Casey McGlynn
                                           -----------------------------------

                                    Title:  General Partner
                                            ----------------------------------

                                    Address:  650 Page Mill Road
                                              --------------------------------

                                    Palo Alto, CA  94304
                                    ------------------------------------------

                                    Fax:  [******]
                                          ------------------------------------

   SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

****** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

     The parties have executed this Fourth Amended and Restated Investors' Rights Agreement as of the date first above written.

                                    COMPANY:

                                    AVANTGO, INC.


                                    By: ______________________________________
                                              Richard Owen,
                                              Chief Executive Officer
                                    Address:  1700 South Amphlett Boulevard
                                              Suite 300
                                              San Mateo, CA  94402


                                    INVESTORS:

                                    Write Image Ltd.
                                    ------------------------------------------
                                    (Name)

                                    By:  /s/ Stephrn Ellis
                                         -------------------------------------

                                    Name:  Stephrn Ellis
                                           -----------------------------------

                                    Title:  Director
                                            ----------------------------------

                                    Address:  271 Regent St.
                                              --------------------------------

                                    London,  W1R 8BP,  OK
                                    ------------------------------------------

                                    Fax:  [******]
                                          ------------------------------------

   SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

****** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

     The parties have executed this Fourth Amended and Restated Investors' Rights Agreement as of the date first above written.

                                    COMPANY:

                                    AVANTGO, INC.


                                    By: ______________________________________
                                              Richard Owen,
                                              Chief Executive Officer
                                    Address:  1700 South Amphlett Boulevard
                                              Suite 300
                                              San Mateo, CA  94402


                                    INVESTORS:

                                    The Leasing Group plc
                                    ------------------------------------------
                                    (Name)

                                    By:  /s/ T. Melvin
                                         -------------------------------------

                                    Name:  T. Melvin
                                           -----------------------------------

                                    Title:  Chairman
                                            ----------------------------------

                                    Address:  42 Kenavon Drive
                                              --------------------------------

                                    Reading, Berks  RG1 3DJ,  UK
                                    ------------------------------------------

                                    Fax:  [******]
                                          ------------------------------------

   SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

****** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

     The parties have executed this Fourth Amended and Restated Investors' Rights Agreement as of the date first above written.

                                    COMPANY:

                                    AVANTGO, INC.


                                    By: ______________________________________
                                              Richard Owen,
                                              Chief Executive Officer
                                    Address:  1700 South Amphlett Boulevard
                                              Suite 300
                                              San Mateo, CA  94402


                                    INVESTORS:

                                    Pinnacle Ventures
                                    ------------------------------------------
                                    (Name)

                                    By:  /s/ Christopher J. Schaepe
                                         -------------------------------------

                                    Name:  Christopher J. Schaepe
                                           -----------------------------------

                                    Title:
                                           -----------------------------------

                                    Address:
                                            ----------------------------------

                                    Fax:
                                         -------------------------------------

   SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

     The parties have executed this Fourth Amended and Restated Investors' Rights Agreement as of the date first above written.

                                    COMPANY:

                                    AVANTGO, INC.


                                    By: ______________________________________
                                              Richard Owen,
                                              Chief Executive Officer
                                    Address:  1700 South Amphlett Boulevard
                                              Suite 300
                                              San Mateo, CA  94402


                                    INVESTORS:

                                    David Pesikoff
                                    ------------------------------------------
                                    (Name)

                                    By:  /s/ David Pesikoff
                                         -------------------------------------

                                    Name:  David Pesikoff
                                           -----------------------------------

                                    Title:
                                           -----------------------------------

                                    Address:  [******]
                                              --------------------------------

                                    [******]
                                    ------------------------------------------

                                    Fax:
                                         -------------------------------------

   SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

****** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

     The parties have executed this Fourth Amended and Restated Investors' Rights Agreement as of the date first above written.

                                    COMPANY:

                                    AVANTGO, INC.


                                    By: ______________________________________
                                              Richard Owen,
                                              Chief Executive Officer
                                    Address:  1700 South Amphlett Boulevard
                                              Suite 300
                                              San Mateo, CA  94402


                                    INVESTORS:

                                    SKGF Investments-2000-I, L.L.C.
                                    ------------------------------------------
                                    (Name)

                                    By:  /s/ Jorge Goldstein
                                         -------------------------------------

                                    Name:  Jorge Goldstein
                                           -----------------------------------

                                    Title:  Manager
                                            ----------------------------------

                                    Address:  1100 New York Ave., Suite 600
                                              --------------------------------

                                    Washington, DC  20005
                                    ------------------------------------------

                                    Fax:  [******]
                                          ------------------------------------


   SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

****** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

     The parties have executed this Fourth Amended and Restated Investors' Rights Agreement as of the date first above written.

                                    COMPANY:

                                    AVANTGO, INC.


                                    By: ______________________________________
                                              Richard Owen,
                                              Chief Executive Officer
                                    Address:  1700 South Amphlett Boulevard
                                              Suite 300
                                              San Mateo, CA  94402


                                    INVESTORS:

                                    DRW Venture Partners LP
                                    ------------------------------------------
                                    (Name)

                                    By:  /s/ Mary Zimmer
                                         -------------------------------------

                                    Name:  Mary Zimmer
                                           -----------------------------------

                                    Title:  Director, DRW Finance and Admin.
                                            ----------------------------------

                                    Address:  60 South Sixth Street
                                              --------------------------------

                                    Minneapolis, MN  55402
                                    ------------------------------------------

                                    Fax: [******]
                                         -------------------------------------

   SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

****** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

     The parties have executed this Fourth Amended and Restated Investors' Rights Agreement as of the date first above written.

                                    COMPANY:

                                    AVANTGO, INC.


                                    By: ______________________________________
                                              Richard Owen,
                                              Chief Executive Officer
                                    Address:  1700 South Amphlett Boulevard
                                              Suite 300
                                              San Mateo, CA  94402


                                    INVESTORS:

                                    Charlotte A. Ziems
                                    ------------------------------------------
                                    (Name)

                                    By:  /s/ Charlotte A. Ziems
                                         -------------------------------------

                                    Name:  Charlotte A. Ziems
                                           -----------------------------------

                                    Title:
                                           -----------------------------------

                                    Address:  [******]
                                              --------------------------------

                                    [******]
                                    ------------------------------------------

                                    Fax:  [******]
                                          ------------------------------------


   SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

****** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

     The parties have executed this Fourth Amended and Restated Investors' Rights Agreement as of the date first above written.

                                    COMPANY:

                                    AVANTGO, INC.


                                    By: ______________________________________
                                              Richard Owen,
                                              Chief Executive Officer
                                    Address:  1700 South Amphlett Boulevard
                                              Suite 300
                                              San Mateo, CA  94402


                                    INVESTORS:

                                    Allen & Company Incorporated
                                    ------------------------------------------
                                    (Name)

                                    By:  /s/ Gaetano J. Casillo
                                         -------------------------------------

                                    Name:  Gaetano J. Casillo
                                           -----------------------------------

                                    Title:  Chief Compliance Officer/V.P.
                                            ----------------------------------

                                    Address:  711 Fifth Avenue
                                              --------------------------------

                                    New York, NY  10022
                                    ------------------------------------------

                                    Fax:  [******]
                                          ------------------------------------

   SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

****** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

     The parties have executed this Fourth Amended and Restated Investors' Rights Agreement as of the date first above written.

                                COMPANY:

                                AVANTGO, INC.


                                By: ___________________________________________
                                          Richard Owen,
                                          Chief Executive Officer
                                Address:  1700 South Amphlett Boulevard
                                          Suite 300
                                          San Mateo, CA  94402


                                INVESTORS:

                                The Stealth Fund, L.P., The Tacet Fund, L.P.
                                -----------------------------------------------
                                (Name)

                                By:  /s/ Karen Payne
                                    -------------------------------------------

                                Name:  Karen Payne
                                       ----------------------------------------

                                Title:  President, Pacific Edge Investment Mgt.
                                        ---------------------------------------

                                Address:  100 Hamilton Ave., Suite 160
                                          -------------------------------------

                                Palo Alto, CA  94301
                                -----------------------------------------------

                                Fax:  [******]
                                      -----------------------------------------

   SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

****** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                    THE GOLDMAN SACHS GROUP, INC.



                                    By:  /s/ Terence M. O'Toole
                                         -------------------------------------

                                    Name:  Terence M. O'Toole
                                           -----------------------------------

                                    Title:  Attorney-in-Fact
                                            ----------------------------------


                                    STONE STREET FUND 2000, L.P.
                                    By: Stone Street 2000, L.L.C., its general
                                        partner



                                    By:  /s/ John E. Bowman
                                         -------------------------------------

                                    Name:  John E. Bowman
                                           -----------------------------------

                                    Title:  Vice President
                                            ----------------------------------


                                    BRIDGE STREET SPECIAL OPPORTUNITIES FUND
                                    2000, L.P.
                                    By:  Bridge Street Special Opportunities
                                         2000, L.L.C., it general partner


                                    By:  /s/ John E. Bowman
                                         -------------------------------------

                                    Name:  John E. Bowman
                                           -----------------------------------

                                    Title:  Vice President
                                            ----------------------------------


                                    GOLDMAN SACHS INVESTMENTS LIMITED


                                    By:
                                        --------------------------------------

                                    Name:
                                          ------------------------------------

                                    Title:
                                           -----------------------------------

   SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

PRIOR INVESTORS:


21ST CENTURY INTERNET FUND, L.P.                                        ADOBE VENTURES II, L.P.
By: 21st Century Internet Management
Partners, LLC                                                           By: Adobe Venture Management II, LLC,
                                                                        Its General Partner

/s/ Peter H. Ziebelman
-----------------------------------------------------------
Peter H. Ziebelman, Member                                              ----------------------------------------------
                                                                        Jackie Berterretche, Attorney-in-Fact

SLEEPY HOLLOW INVESTMENT PARTNERSHIP, L.P.                              H&Q AVANTGO INVESTORS, L.P.
By: Fayez Sarofim Investment Partnership No. 5, L.P., it's
General Partner

                                                                        By:  H&Q Management Corp.,
By:  /s/ (Mrs.) Raye G. White                                           Its General Partner
   --------------------------------------------------------
         (Mrs.) Raye G. White
         Officer of General Partner's
         Managing General Partner, FSI
         No. 2 Corporation                                              ----------------------------------------------
                                                                        Jackie Berterretche, Attorney-in-Fact

/s/ David Moore                                                         /s/ Linus Upson
-----------------------------------------------------------             ----------------------------------------------
DAVID MOORE                                                             LINUS UPSON


/s/ Felix Lin
-----------------------------------------------------------
FELIX LIN

   SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

FOUNDERS:



/s/ Felix Lin
----------------------------------
Felix Lin

Address:  [******]



/s/ Linus Upson
----------------------------------
Linus Upson

Address:  [******]



----------------------------------
Rafael Weinstein

Address:  [******]



   SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

****** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.